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                                                            EXHIBIT NO. 99.15(b)

                                    MFS FUNDS
          AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3(D) UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

Effective September 6, 1996, as amended and restated April 17, 2002

                                    EXHIBIT A

                            Dated: September 19, 2002


MFS(R) SERIES TRUST I:
MFS(R) Managed Sectors Fund
MFS(R) Cash Reserve Fund
MFS(R) Global Asset Allocation Fund
MFS(R) Strategic Growth Fund
MFS(R) Research Growth and Income Fund
MFS(R) Core Growth Fund MFS(R) Value Fund
MFS(R) New Discovery Fund
MFS(R) Technology Fund
MFS(R) Research International Fund
MFS(R) Global Telecommunications Fund
MFS(R) Japan Equity Fund

MFS(R) SERIES TRUST II:
MFS(R) Emerging Growth Fund
MFS(R) Large Cap Growth Fund

MFS SERIES TRUST III:
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund

MFS SERIES TRUST IV:
MFS(R) Municipal Bond Fund
MFS(R) Mid Cap Growth Fund

MFS SERIES TRUST V:
MFS(R) Total Return Fund
MFS(R) Research Fund
MFS(R) International New Discovery Fund
MFS(R) International Strategic Growth Fund
MFS(R) International Value Fund

MFS SERIES TRUST VI:
MFS(R) Global Total Return Fund
MFS(R) Utilities Fund
MFS(R) Global Equity Fund

MFS SERIES TRUST VII:
MFS(R) Global Governments Fund
MFS(R) Capital Opportunities Fund

MFS SERIES TRUST VIII:
MFS(R) Strategic Income Fund
MFS(R) Global Growth Fund
MFS(R) Tax Managed Equity Fund

MFS SERIES TRUST IX:
MFS(R) Bond Fund
MFS(R) Emerging Opportunities Fund
MFS(R) High Quality Bond Fund
MFS(R) Intermediate Investment Grade Bond Fund
MFS(R) Large Cap Value Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Research Bond Fund
MFS(R) Research Bond Fund J


MFS SERIES TRUST X:
MFS(R) Conservative Allocation Fund
MFS(R) Moderate Allocation Fund
MFS(R) Growth Allocation Fund
MFS(R) Aggressive Growth Allocation Fund
MFS(R) Government Mortgage Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) International Growth Fund
MFS(R) International Investors Trust
MFS(R) Strategic Value Fund
MFS(R) Emerging Markets Debt Fund
MFS(R) Income Fund
MFS(R) European Equity Fund
MFS(R) High Yield Fund
MFS(R) Concentrated Growth Fund
MFS(R) New Endeavor Fund
MFS(R) Fundamental Growth Fund
MFS(R) Gemini Large Cap U.S. Fund
MFS(R) Gemini U.K. Fund
MFS(R) Global Financial Services Fund
MFS(R) Global Health Sciences Fund
MFS(R) Global Conservative Equity Fund
MFS(R) International ADR Fund
MFS(R) International Core Equity Fund
MFS(R) Multi Cap Growth Fund
MFS(R) Emerging Companies Fund
MFS(R) Select Growth Fund

MFS SERIES TRUST XI:
MFS(R) Union Standard Equity Fund
MFS Mid Cap Value Fund
Vertex Contrarian Fund
Vertex International Fund

MFS MUNICIPAL SERIES TRUST:
MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund
MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund
MFS(R) Municipal Income Fund
MFS(R) New York High Income Tax Free Fund
MFS(R) Massachusetts High Income Tax Free Fund

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS(R) Growth Opportunities Fund

MFS(R) Government Securities Fund

MFS(R) Government Limited Maturity Fund